                                                                    EXHIBIT 3.25

                          CERTIFICATE OF INCORPORATION

                                       of

                          BROWN MOULDING HOLDING CORP.

      1. The name of this corporation is Brown Moulding Holding Corp.

      2. The registered office of this corporation in the State of Delaware is located at 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

      3. The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

      4. The total number of shares of stock that this corporation shall have authority to issue is 3,000 shares of Common Stock, $.01 par value per share. Each share of Common Stock shall be entitled to one vote.

      5. The name and mailing address of the incorporator is: Sean W. Mullaney, One International Place, Boston, Massachusetts 02110.

      6. Except as provided to the contrary in the provisions establishing a class or series of stock, the amount of the authorized stock of this corporation of any class or classes may be increased or decreased by the affirmative vote of the holders of a majority of the stock of this corporation entitled to vote.

      7. The election of directors need not be by ballot unless the by-laws shall so require.

      8. In furtherance and not in limitation of the power conferred upon the board of directors by law, the board of directors shall have power to make, adopt, alter, amend and repeal from time to time by-laws of this corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal by-laws made by the board of directors.

      9. A director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liability is not permitted under the General Corporation Law of the State of Delaware as in effect at the time such liability is determined. No amendment or repeal of this paragraph 9 shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

      10. This corporation shall, to the maximum extent permitted from time to time under the law of the State of Delaware, indemnify and upon request shall advance expenses to any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to be a director or officer of this corporation or while a director or officer is or was serving at the request of this corporation as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorney's fees and expenses), judgments, fines, penalties and amounts paid in settlement incurred in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim; provided, however, that the foregoing shall not require this corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. Such indemnification shall not be exclusive of other indemnification rights arising under any by-law, agreement, vote of directors or stockholders or otherwise and shall inure to the benefit of the heirs and legal representatives of such person. Any person seeking indemnification under this paragraph 10 shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established. Any repeal or modification of the foregoing provisions of this paragraph 10 shall not adversely affect any right or protection of a director or officer of this corporation with respect to any acts or omissions of such director or officer occurring prior to such repeal or modification.

      11. The books of this corporation may (subject to any statutory requirements) be kept outside the State of Delaware as may be designated by the board of directors or in the by-laws of this corporation.

      12. If at any time this corporation shall have a class of stock registered pursuant to the provisions of the Securities Exchange Act of 1934, for so long as such class is so registered, any action by the stockholders of such class must be taken at an annual or special meeting of stockholders and may not be taken by written consent.

      THE UNDERSIGNED, the sole incorporator named above, hereby certifies that the facts stated above are true as of this 1st day of September, 1995.

                                              /s/ Sean W. Mullane
                                              ----------------------------------
                                              Sean W. Mullane

                           CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF
                          BROWN MOULDING HOLDING CORP.

      BROWN MOULDING HOLDING CORP. (the "Corporation"), a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY AS FOLLOWS:

FIRST: That by written consent, dated September 26, 1996, of the Board of Directors of the Corporation, resolutions were duly adopted setting for the proposed amendment to the Certificate of Incorporation of the Corporation, declaring such amendment to be advisable and directing that the amendment be presented to the stockholders of the Corporation for their consideration. The resolution setting forth the proposed amendment is as follows:

         RESOLVED: That the Board of Directors of this Corporation deems it advisable that the Certificate of Incorporation of the Corporation be amended so that Section 4 thereof reads in its entirety as set forth in Exhibit A hereto and directs that such amendment be submitted to the sole stockholder of the Corporation for its approval; that upon approval by the sole stockholder of the Corporation, the officers of this Corporation are severally authorized and directed to execute and to cause the amended Certificate of Incorporation to be duly filed with the Secretary of State of the State of Delaware and to take any and all such further action as such officer or officers deem necessary or appropriate to effectuate said amendment.

SECOND: That, thereafter, pursuant to the aforementioned resolution adopted by the Board of Directors, the sole stockholder of this Corporation duly adopted the proposed amendment of the Certificate of Incorporation of the Corporation set forth above in accordance with Section 242 of the General Corporation Law of the State of Delaware.

THIRD: That said amendment was duly adopted in accordance with the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, the undersigned BROWN MOULDING HOLDING CORP., has caused this Certificate of Amendment of Certificate of Incorporation to be executed and attested on its behalf by Andrea Geisser, its Vice President and Richard Dresdale, its Secretary, on and as of this 26th day of September, 1996.

                                    BROWN MOULDING HOLDING CORP.

                                            By: /s/ Andrea Geisser
                                                --------------------------------
                                                Andrea Geisser
                                                Vice President

ATTEST:

/s/ Richard Dresdale
--------------------------
Richard Dresdale
Secretary

Exhibit A

4. The total number of shares of capital stock that this Corporation shall have authority to issue is 1,100,000 shares, consisting of (a) 100,000 shares of Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock"), and (b) 1,000,000 shares of Common Stock, par value $0.01 per share ("Common Stock").

      The following is a statement of the designations, powers, preferences, and rights, and the qualifications, limitations and restrictions, granted to or imposed upon the shares of each such class of capital stock.

      A. PREFERRED STOCK

      The designations, powers, preferences, and rights, and the qualifications, limitations and restrictions, granted to or imposed on the Preferred Stock are as follows:

1.    Dividends/Distributions.

1.1   Preferred Stock.

      1.1.1. Dividends shall accrue on each share of Preferred Stock on a daily basis and at the Dividend Rate (as defined herein) from time to time in effect, beginning on the date of issuance of such share. The holders of shares of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, dividends payable on September 30 in each year (each such date being a "Dividend Payment Date") in an amount equal to all accrued and unpaid dividends on the Preferred Stock; provided, however, that if and to the extent that the holder of a share of Preferred Stock does not receive on any given Dividend Payment Date payment of the accrued and unpaid dividend on such share of Preferred Stock or any previously cumulated dividend for the period ending on such Dividend Payment Date and beginning on the immediately preceding Dividend Payment Date, such dividend shall be cumulative and shall itself accrue, whether or not declared, from and after such date dividends on a daily basis and an annual rate equal to the Dividend Rate from time to time in effect (calculated, for this purpose, as a percentage of such cumulated dividend equal to such Dividend Rate divided by $100.00 and expressed as a percentage).

      1.1.2. As used herein, the term "Dividend Rate" shall mean $10.00 per annum; provided, however, that in no event shall the Dividend Rate exceed the maximum rate permitted by applicable law if any such maximum rate shall exist.

      1.1.3. Dividends may be paid on the Preferred Stock, from time to time at the option of the Board of Directors, (a) in cash, (b) in shares of Preferred Stock, with each such share being ascribed a value of $100.00 or (c) in any combination of the forms described in the immediately preceding clauses (a) and
(b).

      1.1.4. No dividend shall be paid or declared, and no distribution shall be made, on the Common Stock (other than a stock dividend payable solely in shares of Common Stock) at any time when any shares of Preferred Stock are outstanding.

      1.1.5. Upon any conversion of any share of Preferred Stock pursuant to the provisions hereof, all unpaid dividends (whether or not declared) on such share to and until the date of such conversion shall be forfeited and thereafter never become due and payable.

2. Redemptions Preferred Stock.

      2.1 Preferred Stock Redemption Price. The Preferred Stock shall be redeemable as hereinafter set forth upon payment in cash in respect of each share redeemed of the sum of $100.00 plus an amount equal to dividends accrued but unpaid to the date of redemption (the "Preferred Stock Redemption Price"). Subject to the provisions hereof, the Board of Directors shall have authority to prescribe the manner in which the Preferred Stock shall be redeemed from time to time.

      2.2 Optional Redemption. At any time and from time to time the Corporation may at its option by resolution of its Board of Directors redeem, at the Preferred Stock Redemption Price, all or any part of the shares of the Preferred Stock then outstanding; provided, however, that in the case of any redemption of only a part of the outstanding shares of Preferred Stock, there shall be so redeemed from each record holder thereof in whole shares of Preferred Stock, as nearly as possible to the nearest whole share, the proportion of all shares of Preferred Stock to be redeemed which the number of shares of Preferred Stock held of record as of the record date for such redemption by such holder bears to the total number of shares of Preferred Stock of record outstanding as of such date. Not fewer than 15 nor more than 60 days' prior written notice shall be given by certified mail, postage prepaid, to each holder of record of the shares of Preferred Stock to be redeemed, at such holder's post office address as shown in the records of the Corporation, and said notice shall specify the amount to be paid per share upon such redemption, the place and the date, which date shall not be a legal holiday, on which the shares called for redemption will be redeemed.

      2.3 Payment of Redemption Price. The redemption price of shares of Preferred Stock shall be paid in cash.

3. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, distributions to the stockholders of the Corporation shall be made in the following manner and subject to the following preferences.

      3.1 Preferred Stock. The holders of Preferred Stock shall first be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of the Common Stock or any other class or series of capital stock of the Corporation, by reason of their ownership of such stock, an amount per share equal to the sum of (i) $100.00 plus (ii) all accrued and unpaid dividends on such share (such sum being hereinafter referred to as the "Preferential Amount"). If the assets and funds of the Corporation shall be insufficient to permit the payment in full to such holders of Preferred Stock of the full Preferential Amount, then the entire assets of the Corporation legally available for distribution to the stockholders shall be distributed ratably among the holders of Preferred Stock in accordance with the aggregate Preferential Amount of the shares of Preferred Stock held by each of them.

      3.2 Consolidations, Merger, Etc. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Common Stock of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof, and the sale or transfer by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of these provisions of the Preferred Stock.

4. Voting Rights of Preferred Stock. Except as otherwise hereinafter provided in this Certificate of Incorporation or as required by applicable law which cannot be superseded by the provisions of this Certificate of Incorporation, the holders of the outstanding shares of Preferred Stock shall possess no voting power whatsoever, either general or specific.

      4.1 Amendments to Terms of Preferred Stock. So long as any shares of Preferred Stock shall be outstanding, the holders of the Preferred Stock shall be entitled to vote together as a single class on any amendments to the terms of the Preferred Stock, and such terms shall not be amended without the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock.

5. Conversion. The holders of the Preferred Stock shall have conversion rights as follows:

      5.1 Right of Conversion. Each share of Preferred Stock shall be convertible at the option of the holder thereof at any time at the office of the Corporation or any transfer agent for the Preferred Stock into the number of shares of the Common Stock of the Corporation obtained by dividing $100.00 by the conversion price in effect at the time of conversion, determined as hereinafter provided (the "Conversion Price"). The initial Conversion Price shall be $100.00 per share. All calculations under this numbered paragraph 5.1 shall be made to the nearest one hundredth of a cent.

      5.2 Automatic Conversion. Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price at any time upon the written consent of holders of a majority of the outstanding shares of Preferred Stock. Following any conversion of any shares of Preferred Stock pursuant to this paragraph the holders thereof shall no longer be entitled to receive the Preferential Amount or any portion thereof in respect of the share of Preferred Stock so converted.

      5.3 Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock and to receive certificates therefor, he shall surrender the Preferred Stock certificates, duly endorsed, at the head office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at such office that he elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to the preceding paragraph 5.2, the outstanding shares of Preferred Stock subject to automatic conversion shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; and provided, further that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Preferred Stock are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Corporation to indemnify the Corporation and any transfer agent from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after such delivery, or execution of such agreement in the case of a lost, stolen or destroyed certificate, issue and deliver at such office to such holder of Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, or in the case of automatic conversion, immediately upon or obtaining the required written consent, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock as of such time.

      5.4 Adjustments of Conversion Price for Subdivisions, Stock Dividends, Combinations or Consolidation of Common Stock. In the event the outstanding shares of Common Stock shall be increased by way of stock issued as a dividend for no consideration or subdivided (by stock split or otherwise) into a greater number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such increase or subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

      5.5 Subsequent Events. In the event of any recapitalization, consolidation or merger of the Corporation or its successor, the shares of Preferred Stock shall be convertible into such shares or other interests as the Preferred Stock would have been entitled if the Preferred Stock had been converted into Common Stock immediately prior to such event.

6. Covenants.

      6.1 No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of all or a substantial portion of its assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Section 4 of its Certificate of Incorporation by the Corporation, but will at all times in good faith assist in carrying out all the provisions of this Section 4 and in taking all such action as may be necessary or appropriate in order to protect the rights and privileges of the holders of Preferred Stock against impairment.

      6.2 Reservation of Shares. So long as any share of Preferred Stock shall remain outstanding, the Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized capital stock, for the purpose of issuance upon conversion of the Preferred Stock, the full number of shares of Common Stock then issuable upon conversion of all outstanding shares of Preferred Stock. If the Corporation's Common Stock shall be listed on any national stock exchange, the Corporation at its expense shall include in its listing application all of the shares of Common Stock reserved for issuance upon conversion of the Preferred Stock (subject to issuance or notice of issuance to the exchange) and will similarly procure the listing of any further Common Stock reserved for issuance upon conversion of the Preferred Stock at any subsequent time as a result of adjustments in the outstanding Common Stock or otherwise.

      6.3 Validity of Shares. The Corporation agrees that it will from time to time take all such action as may be required to assure that all shares of Common Stock which may be issued upon conversion of any share of Preferred Stock will, upon issuance, be legally and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof; and, without limiting the generality of the foregoing, the Corporation agrees that it will from time to time take all such action as may be required to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the lowest quotient obtained by dividing the then current par value of Preferred Stock by the number of shares of Common Stock into which each share of Preferred Stock can, from time to time, be converted.

      6.4 Notice of Certain Events. If at any time:

            (a) the Corporation shall declare any dividend or distribution payable to the holders of its Common Stock;

            (b) the Corporation shall offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or any other rights;

            (c) there shall be any recapitalization of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation, business organization or other person; or

            (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of such cases, the Corporation shall give the registered holders of the Preferred Stock written notice, by registered or certified mail, of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining stockholders entitled to vote upon such recapitalization, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such written notice shall be given at least 20 days prior to the applicable record date. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such recapitalization, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

7. No Reissuance of Preferred Stock. No shares of Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Preferred Stock accordingly.

      B. COMMON STOCK

      The designations, powers, preferences, and rights, and the qualifications, limitations and restrictions, granted to or imposed upon the Common Stock shall be as follows:

1. Dividends. Subject to the rights of holders of any class or series of capital stock entitled to a preference, the holders of shares of the Common Stock will be entitled to receive when, as, and if declared by the Board of Directors, out of funds legally available therefor, dividends in such amounts and payable on such dates as shall be determined by the Board of Directors.

2. Distribution of Assets. In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of the Common Stock will be entitled to receive on a ratable basis all of the remaining assets of the Corporation available for distribution to its stockholders after payment to the holders of shares of any class or series of capital stock having preferential rights to receive distributions of such assets.

3. Voting Rights. The holders of shares of the Common Stock shall have the general right to vote for all purposes, including the election of directors, as provided by law. Each holder of shares of the Common Stock shall be entitled to one vote for each share thereof registered in his name on the books of the Corporation.

                           CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF
                          BROWN MOULDING HOLDING CORP.

      BROWN MOULDING HOLDING CORP. (the "Corporation"), a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY AS FOLLOWS:

FIRST: That by written consent, dated March 6, 1997 of the Board of Directors of the Corporation, resolutions were duly adopted setting forth the proposed amendment to the Certificate of Incorporation of the Corporation, declaring such amendment to be advisable and directing that the amendment be presented to the stockholders of the Corporation for their consideration. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED:  That the Board of Directors of this Corporation deems it advisable that the Certificate of Incorporation of the Corporation be amended so that
                             Section 4 thereof reads in its entirety as set forth in Exhibit A hereto and directs that such amendment be submitted to the sole stockholder of the Corporation for its approval; that upon approval by the sole stockholder of the Corporation, the officers of this Corporation are severally authorized and directed to execute and to cause the amended Certificate of Incorporation to be duly filed with the Secretary of State of the State of Delaware and to take any and all such further action as such officer or officers deem necessary or appropriate to effectuate said amendment.

SECOND: That, thereafter, pursuant to the aforementioned resolution adopted by the Board of Directors, the sole stockholder of this Corporation duly adopted the proposed amendment of the Certificate of Incorporation of the Corporation set forth above in accordance with Section 242 of the General Corporation Law of the State of Delaware.

THIRD: That said amendment was duly adopted in accordance with the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, the undersigned BROWN MOULDING HOLDING CORP., has caused this Certificate of Amendment of Certificate of Incorporation to be executed and attested on its behalf by Andrea Geisser, its Vice President and Richard Dresdale, its Secretary, on and as of this 6th day of March, 1997.

                                                  BROWN MOULDING HOLDING CORP.

                                                  By: /s/ Andrea Geisser
                                                      --------------------------
                                                      Andrea Geisser
                                                      Vice President

ATTEST:

/s/ Richard Dresdale
-------------------------------
Richard Dresdale
Secretary

                                                                       EXHIBIT A

4. The total number of shares of capital stock that this Corporation shall have authority to issue is 110,000 shares, consisting of (a) 10,000 shares of Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock"), and (b) 100,000 shares of Common Stock, par value $0.01 per share ("Common Stock").

      The following is a statement of the designations, powers, preferences, and rights, and the qualifications, limitations and restrictions, granted to or imposed upon the shares of each such class of capital stock.

      A. PREFERRED STOCK

      The designations, powers, preferences, and rights, and the qualifications, limitations and restrictions, granted to or imposed on the Preferred Stock are as follows:

1. Dividends Distributions.

      1.1. Preferred Stock.

            1.1.1. Dividends shall accrue on each share of Preferred Stock on a daily basis and at the Dividend Rate (as defined herein) from time to time in effect, beginning on the date of issuance of such share. The holders of shares of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, dividends payable on September 30 in each year (each such date being a "Dividend Payment Date") in an amount equal to all accrued and unpaid dividends on the Preferred Stock; provided, however, that if and to the extent that the holder of a share of Preferred Stock does not receive on any given Dividend Payment Date payment of the accrued and unpaid dividend on such share of Preferred Stock or any previously cumulated dividend for the period ending on such Dividend Payment Date and beginning on the immediately preceding Dividend Payment Date, such dividend shall be cumulative and shall itself accrue, whether or not declared, from and after such date dividends on a daily basis and an annual rate equal to the Dividend Rate from time to time in effect (calculated, for this purpose, as a percentage of such cumulated dividend equal to such Dividend Rate divided by $1,000.00 and expressed as a percentage).

            1.1.2. As used herein, the term "Dividend Rate" shall mean $100.00 per annum; provided, however, that in no event shall the Dividend Rate exceed the maximum rate permitted by applicable law if any such maximum rate shall exist.

            1.1.3. Dividends may be paid on the Preferred Stock, from time to time at the option of the Board of Directors, (a) in cash, (b) in shares of Preferred Stock, with each such share being ascribed a value of $1,000.00 or (c) in any combination of the forms described in the immediately preceding clauses
(a) and (b).

            1.1.4. No dividend shall be paid or declared, and no distribution shall be made, on the Common Stock (other than a stock dividend payable solely in shares of Common Stock) at any time when any shares of Preferred Stock are outstanding.

            1.1.5. Upon any conversion of any share of Preferred Stock pursuant to the provisions hereof, all unpaid dividends (whether or not declared) on such share to and until the date of such conversion shall be forfeited and thereafter never become due and payable.

2. Redemptions Preferred Stock.

      2.1. Preferred Stock Redemption Price. The Preferred Stock shall be redeemable as hereinafter set forth upon payment in cash in respect of each share redeemed of the sum of $1,000.00 plus an amount equal to dividends accrued but unpaid to the date of redemption (the "Preferred Stock Redemption Price"). Subject to the provisions hereof, the Board of Directors shall have authority to prescribe the manner in which the Preferred Stock shall be redeemed from time to time.

      2.2. Optional Redemption. At any time and from time to time the Corporation may at its option by resolution of its Board of Directors redeem, at the Preferred Stock Redemption Price, ail or any part of the shares of the Preferred Stock then outstanding; provided, however, that in the case of any redemption of only a part of the outstanding shares of Preferred Stock, there shall be so redeemed from each record holder thereof in whole shares of Preferred Stock, as nearly as possible to the nearest whole share, the proportion of all shares of Preferred Stock to be redeemed which the number of shares of Preferred Stock held of record as of the record date for such redemption by such holder bears to the total number of shares of Preferred Stock of record outstanding as of such date. Not fewer than 15 nor more than 60 days' prior written notice shall be given by certified mail, postage prepaid, to each holder of record of the shares of Preferred Stock to be redeemed, at such holder's post office address as shown in the records of the Corporation, and said notice shall specify the amount to be paid per share upon such redemption, the place and the date, which date shall not be a legal holiday, on which the shares called for redemption will be redeemed.

      2.3. Payment of Redemption Price. The redemption price of shares of Preferred Stock shall be paid in cash.

3. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, distributions to the stockholders of the Corporation shall be made in the following manner and subject to the following preferences.

      3.1. Preferred Stock. The holders of Preferred Stock shall first be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of the Common Stock or any other class or series of capital stock of the Corporation, by reason of their ownership of such stock, an amount per share equal to the sum of (i) $1,000.00 plus (ii) all accrued and unpaid dividends on such share (such sum being hereinafter referred to as the "Preferential Amount"). If the assets and funds of the Corporation shall be insufficient to permit the payment in full to such holders of Preferred Stock of the full Preferential Amount, then the entire assets of the Corporation legally available for distribution to the stockholders shall be distributed ratably among the holders of Preferred Stock in accordance with the aggregate Preferential Amount of the shares of Preferred Stock held by each of them.

      3.2. Consolidations, Merger, Etc. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Common Stock of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof, and the sale or transfer by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of these provisions of the Preferred Stock.

4. Voting Rights of Preferred Stock. Except as otherwise hereinafter provided in this Certificate of Incorporation or as required by applicable law which cannot be superseded by the provisions of this Certificate of Incorporation, the holders of the outstanding shares of Preferred Stock shall possess no voting power whatsoever, either general or specific.

      4.1. Amendments to Terms of Preferred Stock. So long as any shares of Preferred Stock shall be outstanding, the holders of the Preferred Suck shall be entitled to vote together as a single class on any amendment to the terms of the Preferred Stock, and such terms shall not be amended without the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock.

5. Conversion. The holders of the Preferred Stock shall have conversion rights as follows:

      5.1. Right of Conversion. Each share of Preferred Stock shall be convertible at the option of the holder thereof at any time at the office of the Corporation or any transfer agent for the Preferred Stock into the number of shares of the Common Stock of the Corporation obtained by dividing $1,000.00 by the conversion price in effect at the time of conversion, determined as hereinafter provided (the "Conversion Price"). The initial Conversion Price shall be $1,000.00 per share. All calculations under this numbered paragraph 5.1 shall be made to the nearest one hundredth of a cent.

      5.2. Automatic Conversion. Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price at any time upon the written consent of holders of a majority of the outstanding shares of Preferred Stock. Following any conversion of any shares of Preferred Stock pursuant to this paragraph the holders thereof shall no longer be entitled to receive the Preferential Amount or any portion thereof in respect of the share of Preferred Stock so converted.

      5.3. Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock and to receive certificates therefor, he shall surrender the Preferred Stock certificates, duly endorsed, at the head office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at such office that he elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to the preceding paragraph 5.2, the outstanding shares of Preferred Stock subject to automatic conversion shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; and provided, further that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Preferred Stock are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Corporation to indemnify the Corporation and any transfer agent from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after such delivery, or execution of such agreement in the case of a lost, stolen or destroyed certificate, issue and deliver at such office to such holder of Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, or in the case of automatic conversion, immediately upon or obtaining the required written consent, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock as of such time.

      5.4. Adjustments of Conversion Price for Subdivisions, Stock Dividends, Combinations or Consolidation of Common Stock. In the event the outstanding shares of Common Stock shall be increased by way of stock issued as a dividend for no consideration or subdivided (by stock split or otherwise) into a greater number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such increase or subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

      5.5. Subsequent Events. In the event of any recapitalization, consolidation or merger of the Corporation or its successor, the shares of Preferred Stock shall be convertible into such shares or other interests as the Preferred Stock would have been entitled if the Preferred Stock had been converted into Common Stock immediately prior to such event.

6. Covenants.

      6.1. No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of all or a portion of its assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this
Section 4 of its Certificate of Incorporation by the Corporation, but will at all times in good faith assist in carrying out all the provisions of this
Section 4 and in taking all such action as may be necessary or appropriate in order to protect the rights and privileges of the holders of Preferred Stock against impairment.

      6.2. Reservation of Shares. So long as any share of Preferred Stock shall remain outstanding, the Corporation shall at all tunes reserve and keep available, free from preemptive rights, out of its authorized capital stock, for the purpose of issuance upon conversion of the Preferred Stock, the full number of shares of Common Stock then issuable upon conversion of all outstanding shares of Preferred Stock. If the Corporation's Common Stock shall be listed on any national stock exchange, the Corporation at its expense shall include in its listing application all of the shares of Common Stock reserved for issuance upon conversion of the Preferred Stock (subject to issuance or notice of issuance to the exchange) and will similarly procure the listing of any further Common Stock reserved for issuance upon conversion of the Preferred Stock at any subsequent time as a result of adjustments in the outstanding Common Stock or otherwise.

      6.3. Validity of Shares. The Corporation agrees that it will from time to time take all such action as may be required to assure that all shares of Common Stock which may be issued upon conversion of any share of Preferred Stock will, upon issuance, be legally and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof; and, without limiting the generality of the foregoing, the Corporation agrees that it will from time to time take all such action as may be required to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the lowest quotient obtained by dividing the then current par value of Preferred Stock by the number of shares of Common Stock into which each share of Preferred Stock can, from time to time, be converted.

      6.4. Notice of Certain Events. If at any time:

      (a) the Corporation shall declare any dividend or distribution payable to the holders of its Common Stock;

      (b) the Corporation shall offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or any other rights;

      (c) there shall be any recapitalization of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation, business organization or other person; or

      (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of such cases, the Corporation shall give the registered holders of the Preferred Stock written notice, by registered or certified mail, of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining stockholders entitled to vote upon such recapitalization, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such written notice shall be given at least 20 days prior to the applicable record date. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such recapitalization, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

7. No Reissuance of Preferred Stock. No shares of Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Preferred Stock accordingly.

      B. COMMON STOCK

      The designations, powers, preferences, and rights, and the qualifications, limitations and restrictions, granted to or imposed upon the Common Stock shall be as follows:

1. Dividends. Subject to the rights of holders of any class or series of capital stock entitled to a preference, the holders of shares of the Common Stock will be entitled to receive when, as, and if declared by the Board of Directors, out of funds legally available therefor, dividends in such amounts and payable on such dates as shall be determined by the Board of Directors.

2. Distribution of Assets. In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of the Common Stock will be entitled to receive on a ratable basis all of the remaining assets of the Corporation available for distribution to its stockholders after payment to the holders of shares of any class or series of capital stock having preferential rights to receive distributions of such assets.

3. Voting Rights. The holders of shares of the Common Stock shall have the general right to vote for all purposes, including the election of directors, as provided by law. Each holder of shares of the Common Stock shall be entitled to one vote for each share thereof registered in his name on the books of the Corporation.

                              CERTIFICATE OF MERGER
                                       of
                          Brown Moulding Holding Corp.
                             a Delaware Corporation
                                       and
                         MW Manufacturers Holding Corp.
                             a Delaware Corporation

      In accordance with the provisions of Section 251 of the Delaware Corporation Law, Brown Moulding Holding Corp., a Delaware corporation, and MW Manufacturers Holding Corp., a Delaware corporation, adopt the following Certificate of Merger for purposes of merging MW Manufacturers Holding Corp., a Delaware corporation, into Brown Moulding Holding Corp., a Delaware corporation:

      1. An Agreement and Plan of Merger dated December 11, 1997 has been approved, adopted, certified, executed and acknowledged by Brown Moulding Holding Corp., a Delaware corporation, and MW Manufacturers Holding Corp., a Delaware corporation, in accordance with the provisions of Section 251 of the Delaware Corporation Law.

      2. The name of the surviving corporation is Brown Moulding Holding Corp. and it is to be governed by the laws of the State of Delaware.

      3. The certificate of incorporation of Brown Moulding Holding Corp., as in effect immediately prior to the merger, shall be the certificate of incorporation of the surviving corporation after the merger.

      4. The executed Agreement and Plan of Merger is on file at the principal place of business of Brown Moulding Holding Corp., which is at 130 Franklin Street, Rocky Mount, Virginia 24151.

      5. A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, Brown Moulding Holding Corp., on request and without cost, to any stockholder of the constituent corporation.

      IN WITNESS WHEREOF, Brown Moulding Holding Corp., the surviving corporation to the aforementioned merger, has duly caused this Certificate of Merger to be executed by its duly authorized officers as of this __ day of December, 1997.

                                                  BROWN MOULDING HOLDING CORP.
                                                  a Delaware Corporation

                                                  /s/ Mark Genender
                                                  ------------------------------
                                                  Name:  Mark Genender
                                                  Title: Vice President

                                                           and

                                                  /s/ Gregory Meredith
                                                  ------------------------------
                                                  Assistant Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                          BROWN MOULDING HOLDING CORP.

      Brown Moulding Holding Corp. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

      FIRST: That all of the Directors of said corporation by written consent, adopted the following resolution:

      RESOLVED That all of the Directors hereby declare it advisable and in the best interest of the Corporation that Article One of the Certificate of Incorporation be amended to read as follows:

      FIRST: The name of this Corporation is MW Windows Holding Corp.

      SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by Mark Genender, Vice President.

EXECUTED this 28th day of May 1998

                                                  /s/ Mark Genender
                                                  ------------------------------
                                                  Mark Genender
                                                  Vice President

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            MW WINDOWS HOLDING CORP.

      MW Windows Holding Corp. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

      FIRST: That all of the Directors of the Corporation by written consent, adopted the following resolution:

      RESOLVED: That the Board of Directors hereby declares it advisable and in the best interests of this Corporation that Article 1 of the Certificate of Incorporation be amended to read as follows, and that such amendment be submitted to the Corporation's stockholders for their consideration and approval:

      "1. The name of this Corporation is MW Manufacturers Holding Corp.

      SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of die General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, die Corporation has caused this Certificate to be signed by Richard C. Dresdale, its Vice President.

EXECUTED this 5th day of March, 1999.

                                                  /s/ Richard C. Dresdale
                                                  ------------------------------
                                                  Richard C. Dresdale
                                                  Vice President

                           CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF
                         MW MANUFACTURERS HOLDING CORP.

      MW MANUFACTURERS HOLDING CORP. (the "Corporation"), a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY AS FOLLOWS:

FIRST: That by written consent, dated April 7, 1999 of the Board of Directors of the Corporation, resolutions were duly adopted setting forth the proposed amendment to the Certificate of Incorporation of the Corporation, declaring such amendment to be advisable and directing that the amendment be presented to the stockholders of the Corporation for their consideration. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED:  That the Board of Directors of this Corporation deems it advisable that the Certificate of Incorporation of the Corporation be amended so that
                             Section 4 thereof reads in its entirety as set forth in Exhibit A hereto and directs that such amendment be submitted to the stockholders of the Corporation for their approval; that upon approval by the stockholders of the Corporation, the officers of this Corporation are severally authorized and directed to execute and to cause the amended Certificate of Incorporation to be duly filed with the Secretary of State of the State of Delaware and to take any and all such further action as such officer or officers deem necessary or appropriate to effectuate said amendment.

SECOND: That, thereafter, pursuant to the aforementioned resolution adopted by the Board of Directors, the stockholders of this Corporation duly adopted the proposed amendment of the Certificate of Incorporation of the Corporation set forth above in accordance with Section 242 of the General Corporation Law of the State of Delaware.

THIRD: That said amendment was duly adopted hi accordance with the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, the undersigned MW MANUFACTURES HOLDING CORP., has caused this Certificate of Amendment of Certificate of Incorporation to be executed and attested on its behalf by Oliver Goldstein, its Vice President and Gregory P. Meredith, its Assistant Secretary, on and as April 21, 1999.

                                                  MW MANUFACTURERS HOLDING CORP.

                                                  By: /s/ Oliver Goldstein
                                                  ------------------------------
                                                  Title: Vice President

ATTEST:

/s/ Gregory P. Meredith
------------------------------
Title: Assistant Secretary

                                                                       EXHIBIT A

4. The total number of shares of capital stock that this Corporation shall have authority to issue is 210,000 shares, consisting of (a) 10,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock"), and (b) 200,000 shares of Common Stock, par value $0.01 per share ("Common Stock").

      The following is a statement of the designations, powers, preferences, and rights, and the qualifications, limitations and restrictions, granted to or imposed upon the shares of each such class of capital stock.

      A. PREFERRED STOCK

      The designations, powers, preferences, and rights, and the qualifications, limitations and restrictions, granted to or imposed on the Preferred Stock are as follows:

1. Dividends/Distributions.

      1.1. Preferred Stock.

            1.1.1. Dividends shall accrue on each share of Preferred Stock on a daily basis and at the Dividend Rate (as defined herein) from time to time in effect, beginning on the date of issuance of such share. The holders of shares of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, dividends payable on September 30 in each year (each such date being a "Dividend Payment Date") in an amount equal to all accrued and unpaid dividends on the Preferred Stock; provided, however, that it and to the extent that the holder of a share of Preferred Stock does not receive on any given Dividend Payment Date payment of the accrued and unpaid dividend on such share of Preferred Stock or any previously cumulated dividend for the period ending on such given Dividend Payment Date and beginning on the immediately preceding Dividend Payment Date, such dividend shall be cumulative and shall itself accrue, whether or not declared, from and after such date dividends on a daily basis and an annual rate equal to the Dividend Rate from time to time in effect (calculated, for this purpose, as a percentage of such cumulated dividend equal to such Dividend Rate divided by $1,000.00 and expressed as a percentage).

            1.1.2. As used herein, the term "Dividend Rate" shall mean (i) for all periods prior to March 12, 1999, $100.00 per annum and (ii) for all periods beginning on or after March 12,1999, $100.00 per annum; provided, however that in no event shall the Dividend Rate exceed the maximum rate permitted by applicable law if any such maximum rate shall exist.

            1.1.3. Dividends may be paid on the Preferred Stock, from time to time at the option of the Board of Directors, (a) in cash, (b) in shares of Preferred Stock, with each such share being ascribed a value of $1,000.00 or (c) in any combination of the forms described in the immediately preceding clauses
(a) and (b).

            1.1.4. No dividend shall be paid or declared, and no distribution shall be made, on the Common Stock (other than a stock dividend payable solely in shares of Common Stock) at any time when any shares of Prefer Stock are outstanding.

2. Redemptions Preferred Stock.

      2.1. Preferred Stock Redemption Price. The Preferred Stock shall be redeemable as hereinafter set forth upon payment in cash in respect of each share redeemed of the sum of $1,000.00 plus an amount equal to dividends accrued but unpaid to the date of redemption (the "Preferred Stock Redemption Price"). Subject to the provisions hereof, the Board of Directors shall have authority to prescribe the manner in which the Preferred Stock shall be redeemed from time to time.

      2.2. Optional Redemption. At any time and from time to time the Corporation may at its option by resolution of its Board of Directors redeem, at the Preferred Stock Redemption Price, all or any part of the shares of the Preferred Stock then outstanding; provided, however, that in the case of any redemption of only a part of the outstanding shares of Preferred Stock, there shall be so redeemed from each record holder thereof in whole shares of Preferred Stock, as nearly as possible to the nearest whole share, the proportion of all shares of Preferred Stock to be redeemed which the number of shares of Preferred Stock held of record as of the record date for such redemption by such holder bears to the total number of shares of Preferred Stock of record outstanding as of such date. Not fewer than 15 nor more than 60 days' prior written notice shall be given by certified mail, postage prepaid, to each holder of record of the shares of Preferred Stock to be redeemed, at such holder's post office address as shown in the records of the Corporation, and said notice shall specify the amount to be paid per share upon such redemption, the place and the date, which date shall not be a legal holiday, on which the shares called for redemption will be redeemed.

      2.3. Payment of Redemption Price. The redemption price of shares of Preferred Stock shall be paid in cash.

3. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, distributions to the stockholders of the Corporation shall be made in the following manner and subject to the following preferences.

      3.1. Preferred Stock. The holders of Preferred Stock shall first be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of the Common Stock or any other class or series of capital stock of the Corporation, by reason of their ownership of such stock, an amount per share equal to the sum of (i) $1,000.00 plus (ii) all accrued and unpaid dividends on such share (such sum being hereinafter referred to as the "Preferential Amount"). If the assets and funds of the Corporation shall be insufficient to permit the payment in full to such holders of Preferred Stock of the full Preferential Amount, then the entire assets of the Corporation legally available for distribution to the stockholders shall be distributed ratably among the holders of Preferred Stock in accordance with the aggregate Preferential Amount of the shares of Preferred Stock held by each of them.

      3.2. Consolidations, Merger, Etc. The consolidation of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Common Stock of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof, and the sale or transfer by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, absolution or winding up of the Corporation within the meaning of these provisions of the Preferred Stock.

4. Voting Rights of Preferred Stock. Except as otherwise hereinafter provided in this Certificate of Incorporation or as required by applicable law which cannot be superseded by the provisions of this Certificate of Incorporation, the holders of the outstanding shares of Preferred Stock shall possess no voting power whatsoever, either general or specific.

      4.1. Amendments to Terms of Preferred Stock. So long as any shares of Preferred Stock shall be outstanding, the holders of the Preferred Stock shall be entitled to vote together as a single class on any amendments to the terms of the Preferred Stock, and such terms shall not be without the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock.

5. Covenants.

      5.1. No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of all or a substantial portion of its assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Section 4 of its Certificate of Incorporation by the Corporation, but will at all times in good faith assist in carrying out all the provisions of this
Section 4 and in taking all such action as may be necessary or appropriate in order to protect the rights and privileges of the holders of Preferred Stock against impairment.

      5.2. Notice of Certain Events. If at any time:

      (a) the Corporation shall declare any dividend or distribution payable to the holders of its Common Stock;

      (b) the Corporation shall offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or any other rights;

      (c) there shall be any recapitalization of the Corporation, or consolidation or merger of the Corporation with, or sale of substantially all of its assets to, another corporation, business organization or other person; or

      (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of such cases, the Corporation shall give the registered holders of the Preferred Stock written notice, by registered or certified mail, of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining stockholders entitled to vote upon such recapitalization, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such written notice shall be given at least 20 days prior to the applicable record date. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such recapitalization, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

6. No Reissuance of Preferred Stock. No shares of Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Preferred Stock accordingly.

      B. COMMON STOCK

      The designations, powers, presences, and rights, and the qualifications, limitations and restrictions, granted to or imposed upon the Common Stock shall be as follows:

1. Dividends. Subject to the rights of holders of any class or series of capital stock entitled to a preference, the holders of shares of the Common Stock will be entitled to receive, when, as, and if declared by the Board of Directors, out of funds legally available therefor, dividends in such amounts and payable on such dates as shall be determined by the Board of Directors.

2. Distribution of Assets. In the event of the voluntary or involuntary liquidation, or winding up of the Corporation, the holders of shares of the Common Stock will be entitled to receive on a ratable basis all of the remaining assets of the Corporation available for distribution to its stockholders after payment to the holders of shares of any class or series of capital stock having preferential rights to receive distribution of such assets.

3. Voting Rights. The holders of shares of the Common Stock shall have the general right to vote for all purposes, including the election of directors, as provided by law. Each holder of shares of the Common Stock shall be entitled to one vote for each share thereof registered in the name on the books of the Corporation.

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                         MW MANUFACTURERS HOLDING CORP.

      The undersigned, in his capacity as the duly elected and acting Secretary of MW Manufacturers Holding Corp., a Delaware corporation (the "Corporation"), hereby certifies as of this 13th day of February, 2004 that:

       FIRST: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 1, 1995, under the name "Brown Moulding Holding Corp."

       SECOND: The Board of Directors of the Corporation, by unanimous written consent in lieu of a meeting, dated February 13, 2004, in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the "DGCL"), duly adopted a resolution proposing and declaring advisable this Amended and Restated Certificate of Incorporation of the Corporation and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders of the Corporation therefor.

       THIRD: The sole stockholder of the Corporation, by unanimous written consent in lieu of a meeting, dated February 13, 2004, in accordance with the provisions of Section 228 of the DGCL, duly adopted this Amended and Restated Certificate of Incorporation of the Corporation.

       FOURTH: The text of the Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

      1. The name of this corporation is MW Manufacturers Holding Corp.

      2. The registered office of this corporation in the State of Delaware is located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

      3. The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

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      4. The total number of shares of stock that this corporation shall have authority to issue is 100,000 shares of Common Stock, $.01 par value per share. Each share of Common Stock shall be entitled to one vote.

      5. Except as otherwise provided in the provisions establishing a class of stock, the number of authorised shares of any class or series of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the corporation entitled to vote irrespective of the provisions of
Section 242(b)(2) of the General Corporation Law of the State of Delaware.

      6. The election of directors need not be by written ballot unless the bylaws shall so require.

      7. In furtherance and not in limitation of the power conferred upon the board of directors by law, the board of directors shall have the power to make, adopt, alter, amend and repeal from time to time bylaws of this corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal bylaws made by the board of directors.

      8. A director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liability is not permitted under the General Corporation Law of the State of Delaware as in effect at the time such liability is determined. No amendment or repeal of this paragraph 8 shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

      9. This corporation shall, to the maximum extent permitted from time to time under the law of the State of Delaware, indemnify and upon request advance expenses to any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to be a director or officer of this corporation or while a director or officer is or was serving at the request of this corporation as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorney's fees and expenses), judgments, fines, penalties and amounts paid in settlement incurred (and not otherwise recovered) in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim; provided, however, that the foregoing shall not require this corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. Such indemnification shall not be exclusive of other indemnification rights arising under any bylaw, agreement, vote of directors or stockholders or otherwise and shall inure to the benefit of the heirs and legal representatives of such person. Any person seeking indemnification under this paragraph 9 shall be deemed to have met the standard of conduct required for such

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indemnification unless the contrary shall be established. Any repeal or modification of the foregoing provisions of this paragraph 9 shall not adversely affect any right or protection of a director or officer of this corporation with respect to any acts or omissions of such director or officer occurring prior to such repeal or modification.

      10. The books of this corporation may (subject to any statutory requirements) be kept outside the State of Delaware as may be designated by the board of directors or in the bylaws of this corporation.

      11. If at any time this corporation shall have a class of stock registered pursuant to the provisions of the Securities Exchange Act of 1934, for so long as such class is so registered, any action by the stockholders of such class must be taken at an annual or special meeting of stockholders and may not be taken by written consent.

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      IN WITNESS WHEREOF, the undersigned executed this Amended and Restated
Certificate of Incorporation on the 13th day of February, 2004.

                                                  /s/ Lynn Morstad
                                                  ------------------------------
                                                  Lynn Morstad
                                                  Secretary